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                          Subsidiaries Of CMGI, Inc.
                            as of January 28, 2000

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Name                                                                     Jurisdiction of Organization
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
1ClickBrands, LLC                                                                     DE
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1stUp.com Corporation                                                                 DE
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Activate.Net Corporation                                                              WA
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Activerse, Inc.                                                                       DE
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AdForce, Inc.                                                                         DE
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AdKnowledge, Inc.                                                                     CA
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                Focalink Communications, Inc.                                         CA
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ADSmart Corporation                                                                   DE
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Alta Vista Company                                                                    DE
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     Shopping.com                                                                     CA
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     Zip2 Corporation                                                                 CA
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     Shopping.com Europe B .V                                                     Netherlands
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Blaxxun Interactive, Inc.                                                             DE
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     Blaxxun A.G.                                                                   Germany
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Cha! Technologies Services, Inc.                                                      DE
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Clara Vista Corporation                                                               VA
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CMG Securities Corporation                                                            MA
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CMG@Ventures Capital Corporation                                                      DE
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CMG@Ventures I, LLC                                                                   DE
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CMG@Ventures II, LLC                                                                  DE
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CMG@Ventures III, LLC                                                                 DE
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CMG@Ventures Securities Corporation                                                   DE
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CMG@Ventures, Inc.                                                                    DE
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CMGI Solutions, Inc.                                                                  DE
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CMGI Systems Corporation                                                              DE
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Engage Technologies, Inc.                                                             DE
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                Engage Technologies Limited (UK)                                    England
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                Engage Technologies GmbH                                            Germany
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Flycast Communications Corporation                                                    DE
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IAtlas Corporation                                                                    DE
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Icast Corporation                                                                     DE
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                Signatures SNI, Inc.                                                  DE
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                       Signatures Network, Inc.                                       DE
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InSolutions, Incorporated                                                             DE
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Magnitude Network, Inc.                                                               DE
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Maktar Limited                                                                      Ireland
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                Lippri Limited                                                      Ireland
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                CMGI (UK) Limited                                                   England
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MyWay.com                                                                             DE
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Nascent Technologies, Inc.                                                            VA
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NaviNet, Inc.                                                                         DE
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NaviSite, Inc.                                                                        DE
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                Servercast Communications, L.L.C.                                     DE
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NetWright, L.L.C.                                                                     MA
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On-Demand Solutions, Inc.                                                             MA
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SalesLink Corporation                                                                 DE
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                Pacific Direct Marketing Corporation                                  CA
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                SalesLink Mexico Holding Corp                                         DE
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                       SalesLink de Mexico S.A.deC.V.                               Mexico
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Tribal Voice, Inc.                                                                    DE
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ZineZone.com                                                                          DE
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